POWER OF ATTORNEY
For Executing Forms 3, 4 and 5


KNOW All BY THESE PRESENTS, that the undersigned hereby constitutes and apoints each of Steven Zoric and Kristine Richards signing singly, his true and lawful attorney-in-fact to:


(1) execute for and on behalf of the undersigned Forms 3, 4 and/or 5, and amendments thereto relating to Man-Glenwood Lexington, LLC, Man-Glenwood Lexington Associates Portfolio, LLC, Man-Glenwood
Lexington TEl, LLC and/or Man-Glenwood Lexington Institutional
TEl, LLC in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;


(2) do and perform any and al/ acts for and on behalf of the undersigned that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5, or amendment thereto, and the filing of such form with the United States Securities and Exchange Commission and any other authority, including preparing, executing and filing Form lD with the Commission; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-In-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with fullpower of substitution or revocation, hereby ratifying and confirming all that such attorney-In-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.


This power-of-attorney shall expire when the undersigned ceases to be required to file a Form 3, 4 or 5 with the United States Securities and Exchange Commission or any other authority.


IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of January, 2006.


						/s/Anthony M. Lawler
						_______________________
						Signature


						Anthony M. Lawler
						_________________________
						Print Name






































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